UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 4, 2020

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2020, at the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors (the “Board”) of Hess Corporation (the “Company”) elected Karyn Ovelmen to serve as a director of the Company and a member of the Board’s Audit Committee, effective immediately.

Ms. Ovelmen has over 25 years of financial, accounting and operating experience across the energy, manufacturing, retail and distribution industries. Most recently, she served as Gas and Power Transformation Leader at the General Electric Company during 2019 and as Executive Vice President and Chief Financial Officer of Flowserve Corporation (“Flowserve”), a company that designs, develops, manufactures, distributes, and services industrial flow management equipment, from 2015 to 2017. Prior to joining Flowserve, Ms. Ovelmen served as Executive Vice President and Chief Financial Officer of LyondellBasell Industries N.V., a multinational chemical company, from 2011 to 2015 and as Executive Vice President and Chief Financial Officer of Petroplus Holdings AG, an independent oil refiner, from 2006 to 2010. Prior to that, she served in senior finance positions at Argus Services Corporation and Premcor Refining Group Inc. Ms. Ovelmen also spent 12 years with PricewaterhouseCoopers LLP, primarily serving energy industry accounts. She currently serves as a director of ArcelorMittal S.A. since 2015.

The Board has determined that Ms. Ovelmen is “independent” in accordance with the rules and standards of the New York Stock Exchange and the Securities and Exchange Commission and is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Ms. Ovelmen does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K, and there is no arrangement or understanding between Ms. Ovelmen and any other person pursuant to which she was selected as a director.

Ms. Ovelmen’s compensation for service as a director will be consistent with the compensation paid to other non-employee directors of the Company as described in the Company’s 2020 proxy statement, filed with the Securities and Exchange Commission on April 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2020

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Executive Vice President, General Counsel and Corporate Secretary